This presentation contains forward-looking statements, including, in particular, statements about Interface’s plans, strategies and prospects. These are based on the Company’s current assumptions, expectations and projections about future events.
Although Interface believes that the expectations reflected in these forward-looking statements are reasonable, the Company can give no assurance that these expectations will prove to be correct or that savings or other benefits anticipated in the forward-looking statements will be achieved. Important factors, some of which may be beyond the Company’s control, that could cause actual results to differ materially from management’s expectations are discussed under the heading “Risk Factors” included in Item 1A of the
 Company’s most recent Annual Report on Form 10-K, filed with the Securities and Exchange Commission, which discussion is hereby incorporated by reference. Forward-looking statements speak only as of the date made. The Company assumes no responsibility to update or revise forward-looking statements and cautions listeners and conference attendees not to place undue reliance on any such statements.
Forward Looking Statements

Daniel Hendrix
▪ President and Chief Executive Officer
Patrick Lynch
▪ Senior Vice President and Chief Financial Officer
Presenters

▪ Interface’s global sales and marketing capabilities have created significant growth in emerging markets which will experience growth faster than developed countries.
▪ Interface created a consumer brand (FLOR) introducing modular carpet for the home through direct sales channels (online, catalog and stores).
▪ Interface is leading the secular shift to modular carpet as it moves from a niche to a category with the leading global market share.
▪ Interface is the largest global manufacturer of modular carpet with a presence on four continents (United States, England, Holland, Ireland, Thailand, China, Australia).
▪ Interface has established diversified end markets including emerging markets, non-
 office commercial markets, and consumer representing nearly 50% of the overall business.
▪ Interface is the recognized thought leader in sustainability with a unique business approach to the market.
Investment Highlights

Interface Brands - Most Recognized in the Industry

Global Economic Forecast
Source: Design Intelligence
Bullish
Neutral
Bearish
Market Outlook: Global Forecast from the Design Community

Architecture Billings Index (U.S.)
(Index: 50 = no change from previous month)
Source: American Institute of Architects
▪ The Architecture Billings Index hits highest mark
 since December 2007.
UK Commercial Construction Output*
Positive trend
(₤ in billions)
New Work
Repair & Maintenance
Source: Office for National Statistics
* Commercial Construction equals Total Construction less Housing and Infrastructure
▪ New commercial construction in the UK
 rebounded in 2010.
Market Outlook: Global Leading Indicators

Category Leader
in the Secular Shift
of Modular Carpet
Maintain Leading
 Share of Office
 Market
Invest in Growth of
 Emerging Markets
Interface Strategy: Be the Global Category Leader for Modular Carpet

1. Creative DESIGN freedom
2. NO glue, NO pad
3. LOWER COST to change
4. Produces LESS WASTE
5. FASTER and more PROFITABLE
 INSTALLATION for contractors
6. Easier to RECONFIGURE and
 MAINTAIN
7. Easily RECYCLED and REPURPOSED
2010 Floor Focus U.S. Top 250 Design Survey: Hot Products
Benefits of Modular
Secular Shift
Source: 2010 Floor Focus Top 250 Design Survey (U.S. Market)
Figures represent number of designers who are specifying product more than the previous year.
33%
67%
Modular Carpet is Moving from a Niche to a Category for
Commercial Flooring

EASY
REPAIRS

Global Mature Commercial Carpet Market Opportunity
($ in millions)
Carpet Tile Penetration of Global Mature Commercial Carpet Markets
Secular Shift
29%
31%
20%
74%
34%
Carpet Tile
Broadloom and Other Soft Commercial Flooring
Source: Management estimates
Significant Headroom

Interface has a Leading Share of the Global Carpet Tile Market
Secular Shift
Americas
Europe & MEAI
Asia
Australia
Competitive Landscape
1. InterfaceFLOR
2. Shaw/Patcraft
3. Mohawk/Lees
4. Tandus
5. All Other
Competitive Landscape
1. InterfaceFLOR
2. Desso
3. Domo
4. Forbo
5. All Other
Competitive Landscape
1. Toli (Japan)
2. InterfaceFLOR
3. Nittan (Japan)
4. Suminoe (Japan)
5. Tuntex (China)
6. All Other
Competitive Landscape
1. InterfaceFLOR
2. Ontera
3. Godfrey Hirst
4. All Other
~37% InterfaceFLOR share
in Southeast Asia
Source: Management estimates

Segmented Market Approach
Growth
Platforms
Commercial
Residential
Corporate
Office
Non-Office
Commercial
Specified
Residential
Consumer
New Markets
Retail
Emerging
Transportation
Stores
Mature
Government
Education
Healthcare
Hospitality
Main Street
Catalog
Online

U.S. Market Segment Expectations from the Design
Community
Growth
Platforms
U.S. Market Segment Forecast by Facility Type
Bullish
Neutral
Bearish
Source: Design Intelligence

Corporate Office
Growth
Platforms

Retail
Growth
Platforms

Colleges & Universities
Growth
Platforms

K-12 Education
Growth
Platforms

Healthcare
Growth
Platforms

Government & Public Spaces
Growth
Platforms

Hospitality
Growth
Platforms

Airline Transportation
Growth
Platforms

Interface Percentage Renovation vs. New Construction*
▪ Commercial renovation typically follows a 7-9 year cycle
▪ There is currently a lot of pent-up demand in commercial renovation, particularly in office space
New Construction
Renovation
Growth
Platforms
Source: Management estimates
Majority of Interface’s Business is Driven by Renovation
and Refurbishment vs. New Construction

Individual Offices
Cubicles
Liberation of Design
Why Carpet Tile?
Growth
Platforms

Cutting the Computer Cord
Open Offices
Secular Shift
Why Carpet Tile?
Growth
Platforms

Creative
Spaces
The Modern Workplace
Growth
Platforms

Capture the Rebound in the Corporate Office Segment
Growth
Platforms
Modular Mature Corporate Office Sales
Excludes Latin America, Eastern Europe, Russia, Middle East, Africa, India and NE Asia
U.S. Office Construction Starts
($ in Billions)
Source: McGraw-Hill
23%
28%
18%
5%
16%
Growth in all
major markets

Strong Growth from Non-Corporate Segments
Modular Non-Office Commercial Sales
Non-Office Commercial Sales by Segment
Growth
Platforms
(FYE 2010)
15%
14%
5%
10%
11%
Continues to
improve

New Segment Opportunities: Main Street Commercial
Main Street Commercial
Market
U.S. Commercial Carpet
Market
($ in billions)
Main Street
Commercial
Contract
Commercial
$3.0B
Growth
Platforms
▪ Access to secondary
 Contract and Main Street
 commercial markets in
 smaller rural and
 suburban areas
▪ Broadened reach in
 primary markets beyond
 specified market
Opportunity
Bravo Network
Bravo is a nationwide
distribution logistics entity
composed of 13 independent
flooring distributors providing
coast-to-coast sales and
service

Invest in Emerging Markets
Growth
Platforms
Interface Target Emerging Markets
▪ Central America
▪ South America
▪ Eastern Europe
▪ Russia
▪ Middle East
▪ Africa
▪ India
▪ China
▪ Vietnam
▪ Cambodia
▪ Indonesia
▪ Philippines
Emerging Market Sales
38%
10%
31%
31%
26%
Significant
Rebound

Local Manufacturing in High Growth China Market
Growth
Platforms
▪ Manufacturing for China consumption
▪ Access to local customers - reduced
 exposure to multinational corporations
▪ Capitalize on popularity of leading U.S. brand
▪ Custom design capabilities
▪ Improved service speed
▪ Local sustainability position
China Manufacturing

FLOR is…
▪  A new way to think about floorcovering
▪  A new kind of customer experience
▪  A new way to design for your life
▪  A new standard in environmentally
 responsible residential design
Grow a Consumer Lifestyle Brand: Modular Goes in the
Home
Growth
Platforms

Catalog
Web
Stores
Grow a Consumer Brand: FLOR Connects Directly with
Consumers
2011 catalog, online and in-store experiences bring the proposition to life for consumers
Growth
Platforms
94% of FLOR Sales are through Direct Sales Channels

Grow a Consumer Brand: FLOR Store Opened
FLOR Store Highlights
▪ First store opened in Chicago in June 2009; Second store
 opened in Santa Monica in October 2010
▪ NYC and Atlanta opening in March & April 2011
 respectively, with 7 stores total to be open in 1st half of
 2011
▪ Opportunity to interact with the customer about the
 modular concept, design and sustainability
▪ Design-centric experiential stores - consumers bring
 design ideas to life
▪ Services include: In-Store Design Appointments, In-Home
 Design Consultations and Installation Services
Growth
Platforms
FLOR Store Roll-Out

Grow a Consumer Brand: Our Community of Design-Interested
Consumers
Tile Designer
Event Chicago
Store
Growth
Platforms

Value Drivers
Global Manufacturing Capabilities
City of
California
N. Ireland
Yorkshire
, England
Current Manufacturing Facility
Note: Sales and Production figures represent FYE 2010.
Shanghai, China
Future Manufacturing Facility
(commissioned
)
India
LaGrange,
Georgia
Americas
 Sales 57%
 Production 50%
Europe & MEAI
 Sales 28%
 Production 31%
Asia-Pacific
 Sales 15%
 Production 19%

1. Increases speed to market
2. Promotes innovation
3. Offers unique custom product
 capabilities
4. Supports a constant flow of new products
5. Offers sales force the opportunity to visit
 the customer with new products
6. Decreases lead time to customers
7. Increases inventory turns
The Made-to-Order Advantage
Interface Modular Percentage Make-to-Order
75% TARGET Level
Note: Figures represent FYE 2010
Value Drivers
Strong Competitive Advantage Through Make-to-Order
Philosophy

Interface is a Recognized Leader in Sustainability
Who Do You View As World-Class in Sustainability?
GlobeScan Corporate Sustainability Leaders 2009
2010 Sustainability & Innovation Global Executive Study & Research Project
MIT Sloan Management Review and The Boston Consulting Group
Value Drivers
1. GE
2. Walmart
3. Toyota
4. IBM
5. Google
6. Apple
7. Patagonia
8. P&G
9. Microsoft
10. Shell
11. Interface Global
12. Coca-Cola
13. Nike
14. Natura
15. Starbucks
The Sustainability Survey from GlobeScan
Unprompted, Combined Mentions 2009

Innovation is Inspired by Sustainability
Value Drivers
▪ i2 Design Platform - biomimicry inspired
 random carpet tile patent
▪ TacTiles - no glue installation
▪ Cool Blue - 100% recycled backing process
▪ Cool Carpet - climate neutral product
▪ ReEntry 2.0 - carpet reclamation and
 recycling program
▪ Convert - post-consumer recycled content
 product platform
▪ Southwest Green Plane - introducing carpet
 tiles on airplanes
Sustainability-Focused Innovation
Benefits of TacTiles
▪ Patented No Glue / No VOCs installation
▪ High margin product
▪ Leading to other new innovations - Moisture
 Guard 2.0 moisture vapor barrier
▪ Integrating TacTiles into Design - designing
 installation patterns that drive TacTile
 demand

ReEntry and Recycled Content
Value Drivers
▪ Reclaiming both Interface and competitor carpet tile
 and broadloom, sorting & separating
▪ Access to recycled N6 and N6,6 face fiber, boosting
 post consumer recycled content in our products
▪ Diverted 200 million pounds of materials from
 landfills from 1995-2009
200m pounds of
carpet diverted
Recycled Content
▪ Increasing use of recycled and biobased raw
 materials
▪ 40% of total raw materials used in our carpet
 manufacturing process are recycled or biobased
 content
▪ Includes yarn, substrate and carpet backing as well
 as shipping and packaging supplies
ReEntry Program
Cumulative Carpet Diverted from Landfill
Recycled and Biobased Raw Materials
Used in Carpet Manufacturing
40% Recycled
and Biobased
Raw Materials
(millions of lbs)
(percent of total raw materials used)

EcoMetrics Highlights
Value Drivers
Waste Sent to Landfills
from Carpet Factories
Total Energy Use
at Carpet Factories
(millions of lbs)
(BTUs per square yard)

Interface, Inc. Financials

Consolidated Financial Results
Net Sales and Adjusted Operating Income*
(Continuing Operations)
* See the Appendix for a reconciliation of Adjusted Operating Income
($ in millions)

Quarterly and Fiscal Year End Results
($ in millions)

Interface Financial Results from Continuing Operations
Net Sales
Gross Profit
($ in millions)

Interface Financial Results from Continuing Operations
SG&A Expense
Adjusted Operating Income*
(1) Reported Operating Income of $57.1M in 2009 excludes Income from Litigation Settlements of $5.9M
* See the Appendix for a reconciliation of Adjusted Operating Income
Reported Operating Income
Restructuring Charges
Loss on Disposal ($1.9m)
Operating Income % of Net Sales
Goodwill Impairment

Interface Financial Results from Continuing Operations
Modular Carpet
Bentley Prince Street
($ in millions)
($ in millions)
* See the Appendix for a reconciliation of Adjusted Operating Income

Interface Financial Results from Continuing Operations
Adjusted Diluted Earnings Per Share (Continuing Operations)*
* See the Appendix for a reconciliation of Adjusted Diluted Earnings Per Share from Continuing Operations

Key Leverage Statistics
Ending Cash Balance
Net Debt*
* See the Appendix for a reconciliation of Net Debt and Adjusted EBITDA

Appendix: Reconciliation of Non-GAAP Financial Measures

Appendix: Reconciliation of Non-GAAP Financial Measures